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                                                                    EXHIBIT 4.2

                            FIRST SUPPLEMENTAL INDENTURE

                  FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of June 18, 2003 among Laidlaw Investments Ltd., an Ontario corporation (the "Company"), LINC Transportation, LLC, a Delaware limited liability company ("LINC Transportation"), Provider Account Management, Inc., a Delaware corporation ("Provider"), EmCare of Connecticut, Inc., a Connecticut corporation ("EmCare"), and Physician Account Management, Inc., a Florida corporation ("Physician Account" and, together with LINC Transportation, Provider and EmCare, the "Additional Guarantors"), any other Guarantors (as defined in the Indenture referred to herein) and Deutsche Bank Trust Company Americas, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Company, the Guarantors and the Trustee heretofore executed and delivered an Indenture, dated as of June 3, 2003 (as heretofore amended and supplemented, the "Indenture"), providing for the issuance of the 10-3/4% Senior Notes due 2011 of the Company (the "Securities"; capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Indenture);

                  WHEREAS, Section 4.18 of the Indenture provides that upon execution and delivery by each Additional Guarantor to the Trustee of this Supplemental Indenture and an Opinion of Counsel, each Additional Guarantor shall be a Guarantor under the Indenture and the Securities;

                  WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of the Company, the Additional Guarantors and the Guarantors;

                  WHEREAS, pursuant to Section 8.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

                  NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Guarantors, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

                                    ARTICLE I

                        Issuance of Subsidiary Guarantees

                  Section 1.1. Subsidiary Guarantee. Each Additional Guarantor hereby agrees to guarantee the obligations of the Company under the Indenture and the Notes.

                  Section 1.2. Trustee's Acceptance. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE II

                                  Miscellaneous

                  Section 2.1. Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by the Company, the Additional Guarantors, the Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

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                  Section 2.2.      Indenture Remains in Full Force and Effect.
Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

                  Section 2.3. Confirmation and Preservation of Indenture. The Indenture as supplemented by this Supplemental Indenture is in all respects confirmed and preserved.

                  Section 2.4. Conflict with Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required or deemed under the TIA to be part of and govern any provision of this Supplemental Indenture, such provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

                  Section 2.5. Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 2.6. Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

                  Section 2.7. Successors. All agreements of the Additional Guarantors in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

                  Section 2.8. Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture and the Securities relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  Section 2.9. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  Section 2.10. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 2.11. Headings. The Article and Section headings herein are inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  Section 2.12. The Trustee. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made by the Company, the Additional Guarantors and the Guarantors.

                                       2

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first written above.

                               LAIDLAW INVESTMENTS LTD., an Ontario corporation

                               By: ________________________________________
                                   Name: Ivan R. Cairns
                                   Title:   Senior Vice President and
                                   Secretary

                                   THE ADDITIONAL GUARANTORS:

                                   LINC TRANSPORTATION, LLC, a Delaware
                                   limited liability company

                                   By: ____________________________________
                                       Name:  Ivan R. Cairns
                                        Title: Vice President

                                   PROVIDER ACCOUNT MANAGEMENT, INC., a
                                   Delaware corporation

                                   By: ____________________________________
                                       Name:   Ivan R. Cairns
                                        Title: Vice President

                                   EMCARE OF CONNECTICUT, INC., a
                                   Connecticut corporation

                                   By: ____________________________________
                                       Name:   Ivan R. Cairns
                                        Title: Vice President

                                   PHYSICIAN ACCOUNT MANAGEMENT, INC.,
                                   a Florida corporation

                                   By: ____________________________________
                                       Name:   Ivan R. Cairns
                                        Title: Vice President

                                   THE GUARANTORS:

                                   LAIDLAW TRANSPORTATION HOLDINGS, INC., a
                                   Delaware corporation

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                                   LAIDLAW TRANSPORTATION MANAGEMENT INC.,
                                   an Ohio corporation

                                   LAIDLAW MEDICAL HOLDINGS, INC., a
                                   Delaware corporation

                                   LAIDLAW INTERNATIONAL FINANCE
                                   CORPORATION INC., a Delaware corporation

                                   LAIDLAW USA, INC., a New York corporation

                                   LAIDLAW TRANSPORTATION, INC., a Delaware corporation

                                   By: ____________________________________
                                   Name:  Ivan R. Cairns
                                   Title: Senior Vice President and Secretary

                                   LAIDLAW ONE INC., a Delaware corporation

                                   LAIDLAW TWO, INC., a Delaware corporation

                                   S.C. FOOD SERVICES (U.S.A.), INC., a
                                   Delaware corporation

                                   By: ____________________________________
                                   Name:  Ivan R. Cairns
                                   Title: President and Secretary

                                   CONCORDE ADJUSTERS, INC., a Delaware
                                   corporation

                                   By: ____________________________________
                                   Name:  Ivan R. Cairns
                                   Title: Vice President

                                   LAIDLAW TRANSIT HOLDINGS, INC., a
                                   Delaware corporation

                                   LAIDLAW TRANSIT, INC., a Delaware
                                   corporation

                                   ALLIED BUS SALES, INC., an Indiana
                                   corporation

                                   LAIDLAW TRANSIT MANAGEMENT COMPANY,
                                   INC., a Pennsylvania corporation

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                              CHATHAM COACH LINES, INC., a Delaware
                              corporation

                              LAIDLAW TRANSIT SERVICES, INC., a
                              Delaware corporation

                              SUTRAN, INC., a South Dakota corporation

                              VAN TRAN OF TUCSON, INC., an Arizona
                              corporation

                              SAFE RIDE SERVICES, INC., an Arizona
                              corporation

                              By: ____________________________________
                              Name:  Ivan R. Cairns
                              Title: Secretary

                              EMCARE HOLDINGS INC., a Delaware corporation

                              EMCARE, INC., a Delaware corporation

                              AMERICAN EMERGENCY PHYSICIANS MANAGEMENT,
                              INC., a California corporation

                              CHARLES T. MITCHELL, INC., a Hawaii
                              corporation

                              COORDINATED HEALTH SERVICES, INC., a Pennsylvania corporation

                              ECEP, INC., a Missouri corporation

                              EMCARE ANESTHESIA SERVICES, INC., a Delaware corporation

                              EMCARE CONTRACT OF ARKANSAS, INC., an
                              Arkansas corporation

                              EMCARE OF ALABAMA, INC., an Alabama
                              corporation

                              EMCARE OF ARIZONA, INC., an Arizona
                              corporation

                              EMCARE OF CALIFORNIA, INC., a California corporation

                              EMCARE OF COLORADO, INC., a Colorado
                              corporation

                              EMCARE OF FLORIDA, INC., a Florida
                              corporation

                              EMCARE OF GEORGIA, INC., a Georgia corporation

                              EMCARE OF HAWAII, INC., a Hawaii corporation

                              EMCARE OF INDIANA, INC., an Indiana corporation

                              EMCARE OF IOWA, INC., an Iowa corporation

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                        EMCARE OF KENTUCKY, INC., a Kentucky corporation

                        EMCARE OF LOUISIANA, INC., a Louisiana corporation

                        EMCARE OF MARYLAND, LLC, a Maryland limited liability company

                        EMCARE OF MICHIGAN, INC., a Michigan corporation

                        EMCARE OF MINNESOTA, INC., a Minnesota corporation

                        EMCARE OF MISSISSIPPI, INC., a Mississippi corporation

                        EMCARE OF MISSOURI, INC., a Missouri corporation

                        EMCARE OF NEVADA, INC., a Nevada corporation

                        EMCARE OF NEW HAMPSHIRE, INC., a New Hampshire corporation

                        EMCARE OF NEW JERSEY, INC., a New Jersey corporation

                        EMCARE OF NEW MEXICO, INC., a New Mexico corporation

                        EMCARE OF NEW YORK, INC., a New York corporation

                        EMCARE OF NORTH CAROLINA, INC., a North Carolina corporation

                        EMCARE OF NORTH DAKOTA, INC., a North Dakota corporation

                        EMCARE OF OHIO, INC., an Ohio corporation

                        EMCARE OF OKLAHOMA, INC., an Oklahoma corporation

                        EMCARE OF OREGON, INC., an Oregon corporation

                        EMCARE OF PENNSYLVANIA, INC., a Pennsylvania corporation

                        EMCARE OF RHODE ISLAND, INC., a Rhode Island corporation

                        EMCARE OF SOUTH CAROLINA, INC., a South Carolina corporation

                        EMCARE OF TENNESSEE, INC., a Tennessee corporation

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                        EMCARE OF TEXAS, INC., a Texas corporation

                        EMCARE OF VERMONT, INC., a Vermont corporation

                        EMCARE OF VIRGINIA, INC., a Virginia corporation

                        EMCARE OF WASHINGTON, INC., a Washington corporation

                        EMCARE OF WEST VIRGINIA, INC., a West Virginia corporation

                        EMCARE OF WISCONSIN, INC., a Wisconsin corporation

                        EMCARE PHYSICIAN SERVICES, INC., a Delaware corporation

                        EMCARE PHYSICIAN PROVIDERS, INC., a Missouri corporation

                        EMCARE SERVICES OF ILLINOIS, INC., an Illinois corporation

                        EMCARE SERVICES OF MASSACHUSETTS, INC., a Massachusetts corporation

                        EM-CODE REIMBURSEMENT SOLUTIONS, INC., a Delaware corporation

                        EMERGENCY MEDICINE EDUCATION SYSTEMS, INC., a Texas corporation

                        EMERGENCY SPECIALISTS OF ARKANSAS, INC. II, a Texas corporation

                        FIRST MEDICAL/EMCARE INC., a California corporation

                        HEALTHCARE ADMINISTRATIVE SERVICES, INC., a Delaware corporation

                        HELIX PHYSICIANS MANAGEMENT, INC., a California corporation

                        NORMAN BRUCE JETTON, INC., a California corporation

                        OLD STAT, INC., a Delaware corporation

                        PACIFIC EMERGENCY SPECIALISTS MANAGEMENT,
                        INC., a California corporation

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                        REIMBURSEMENT TECHNOLOGIES, INC., a Pennsylvania
                        corporation

                        STAT PHYSICIANS, INC., a Florida corporation

                        THE GOULD GROUP, INC., a Texas corporation

                        TIFTON MANAGEMENT SERVICES, INC., a Georgia corporation

                        TUCKER EMERGENCY SERVICES, INC., a Georgia corporation

                        By: ________________________________
                        Name:  Ivan R. Cairns
                        Title:   Vice President

                      AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation

                      AMBULANCE ACQUISITION, INC., a Delaware corporation

                      AMR BROCKTON, L.L.C., a Delaware limited liability company

                      MEDLIFE EMERGENCY MEDICAL SERVICE, INC., an Alabama
                        corporation

                      METROPOLITAN AMBULANCE SERVICE, a California corporation

                      HANK'S ACQUISITION CORP., an Alabama corporation

                      AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE, a California
                        corporation

                      FOUNTAIN AMBULANCE SERVICE, INC., an Alabama corporation

                      GOLDEN GATE ASSOCIATES, a California corporation

                      FLORIDA EMERGENCY PARTNERS, INC., a Texas corporation

                      SAN FRANCISCO AMBULANCE SERVICE, INC., a California
                        corporation

                      AMERICAN MEDICAL RESPONSE NORTHWEST, INC., an Oregon
                        corporation

                      SPRINGS AMBULANCE SERVICE, INC., a California corporation

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                      AMERICAN MEDICAL RESPONSE OF COLORADO, INC., a Delaware
                        corporation

                      MEDEVAC MIDAMERICA, INC., a Missouri corporation

                      AMERICAN MEDICAL RESPONSE WEST, a California corporation

                      DESERT VALLEY MEDICAL TRANSPORT, INC., a California
                        corporation

                      INTERNATIONAL LIFE SUPPORT, INC., a Hawaii corporation

                      MEDEVAC MEDICAL RESPONSE, INC., a Missouri corporation

                      AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC., a Delaware
                        corporation

                      AMERICAN MEDICAL RESPONSE OF TEXAS, INC., a Delaware
                        corporation

                      KUTZ AMBULANCE SERVICE, INC., a Wisconsin corporation

                      AMERICAN MEDICAL RESPONSE HOLDINGS, INC., a Delaware
                        corporation

                      AMERICAN MEDICAL RESPONSE MANAGEMENT, INC., a Delaware
                        corporation

                      REGIONAL EMERGENCY SERVICES, L.P., a Delaware limited
                        partnership

                      A1 LEASING, INC., a Florida corporation

                      MOBILE MEDIC AMBULANCE SERVICE, INC., a Delaware
                        corporation

                      METRO AMBULANCE SERVICES, INC., a Delaware corporation

                      METRO AMBULANCE SERVICE (RURAL), INC., a Delaware
                        corporation

                      MEDIC ONE AMBULANCE SERVICES, INC., a Delaware corporation

                      AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC., a
                        Delaware corporation

                      AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC., a
                        Delaware corporation

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                      AMERICAN MEDICAL RESPONSE OF GEORGIA, INC., a Delaware
                        corporation

                      RANDLE EASTERN AMBULANCE SERVICE, INC., a Florida
                        corporation

                      MEDI-CAR SYSTEMS, INC., a Florida corporation

                      AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC., a Delaware
                        corporation

                      PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio
                        corporation

                      AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC., a Delaware
                        corporation

                      TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC., a Georgia
                        corporation

                      MEDI-CAR AMBULANCE SERVICE, INC., a Florida corporation

                      MIDWEST AMBULANCE MANAGEMENT COMPANY, a Delaware
                        corporation

                      PARAMED, INC., a Michigan corporation

                      MERCY AMBULANCE OF EVANSVILLE, INC., an Indiana
                        corporation

                      TIDEWATER AMBULANCE SERVICE, INC., a Virginia corporation

                      AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED, a
                        Connecticut corporation

                      ATLANTIC AMBULANCE SERVICES ACQUISITION, INC., a Delaware
                        corporation

                      AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., a
                        Massachusetts corporation

                      ATLANTIC/KEY WEST AMBULANCE, INC., a Delaware corporation

                      AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC., a
                        Pennsylvania corporation

                      ATLANTIC/PALM BEACH AMBULANCE, INC., a Delaware
                        corporation

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                      AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC, a Delaware
                        limited liability company

                      SEMINOLE COUNTY AMBULANCE, INC., a Delaware corporation

                      METRO AMBULANCE SERVICE, INC., a Georgia corporation

                      LIFEFLEET SOUTHEAST, INC., a Florida corporation

                      BROWARD AMBULANCE, INC., a Delaware corporation

                      AMERICAN MEDICAL PATHWAYS, INC., a Delaware corporation

                      LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware
                        corporation

                      LIFECARE AMBULANCE SERVICE, INC., an Illinois corporation

                      TEK, INC., an Illinois corporation

                      HEMET VALLEY AMBULANCE SERVICE, INC., a California
                        corporation

                      MEDIC ONE OF COBB, INC., a Georgia corporation

                      GIEGER TRANSFER SERVICE, INC., a Mississippi corporation

                      MERCY LIFE CARE, a California corporation

                      AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA, a
                        California corporation

                      PUCKETT AMBULANCE SERVICE, INC., a Georgia corporation

                      MERCY, INC., a Nevada corporation

                      AMERICAN INVESTMENT ENTERPRISES, INC., a Nevada
                        corporation

                      ADAM TRANSPORTATION SERVICE, INC., a New York corporation

                      ASSOCIATED AMBULANCE SERVICE, INC., a New York corporation

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                      PARK AMBULANCE SERVICE INC., a New York corporation

                      FIVE COUNTIES AMBULANCE SERVICE, INC., a New York
                        corporation

                      SUNRISE HANDICAP TRANSPORT CORP., a New York corporation

                      By: _____________________________________
                          Name:  Ivan R. Cairns
                          Title: Vice President

                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

                      By: ______________________________________
                          Name:
                          Title: